T. Rowe Price Emerging Markets Stock Fund

T. Rowe Price Health Sciences Fund

T. Rowe Price Institutional Emerging Markets Equity Fund

T. Rowe Price Tax-Efficient Equity Fund

T. Rowe Price U.S. Equity Research Fund

T. Rowe Price U.S. Large-Cap Core Fund

Supplement to Statement of Additional Information dated May 1, 2026

On June 25, 2026, shareholders of the T. Rowe Price Emerging Markets Stock Fund, T. Rowe Price Health Sciences Fund, T. Rowe Price Institutional Emerging Markets Equity Fund, T. Rowe Price Tax-Efficient Equity Fund, T. Rowe Price U.S. Equity Research Fund, and T. Rowe Price U.S. Large-Cap Core Fund (the “Funds”) approved a proposal to change each Fund’s diversification policy from diversified to nondiversified. The switch from diversified to nondiversified will become effective on July 1, 2026.

Accordingly, the following changes are effective July 1, 2026.

Under the section “INVESTMENT RESTRICTIONS – Fundamental Policies,” the Funds are added to the funds that are not subject to investment restrictions (7)(a) and (7)(c), as follows:

As a matter of fundamental policy, the funds may not:

(7)	(a) Percent Limit on Assets Invested in Any One Issuer (All Funds Except Blue Chip Growth, Communications & Technology, Dynamic Global Bond, Emerging Europe, Emerging Markets Local Currency Bond, Emerging Markets Stock, Equity Index 500, Extended Equity Market Index, Georgia Tax-Free Bond, Global Technology, Growth Stock, Health Sciences, Hedged Equity, Institutional Emerging Markets Equity, Institutional Large-Cap Core Growth, International Bond, International Bond Fund (USD Hedged), International Equity Index, Large-Cap Growth, Latin America, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, Mid-Cap Index Fund, New Asia, New Jersey Tax-Free Bond, Real Estate, Science & Technology, Small-Cap Index, Tax-Efficient Equity, Total Equity Market Index, Transition, U.S. Equity Research, U.S. Large-Cap Core, and Virginia Tax-Free Bond Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies;

(7)	(c) Percent Limit on Share Ownership of Any One Issuer (All Funds Except Blue Chip Growth, Communications & Technology, Dynamic Global Bond, Emerging Europe, Emerging Markets Local Currency Bond, Emerging Markets Stock, Equity Index 500, Extended Equity Market Index, Georgia Tax-Free Bond, Global Technology, Growth Stock, Health Sciences, Hedged Equity, Institutional Emerging Markets Equity, Institutional Large-Cap Core Growth, International Bond, International Bond Fund (USD Hedged), International Equity Index, Large-Cap Growth, Latin America, Maryland Short-Term Tax-Free Bond, Maryland Tax-Free Bond, Mid-Cap Index Fund, New Asia, New Jersey Tax-Free Bond, Real Estate, Science & Technology, Small-Cap Index, Tax-Efficient Equity, Total Equity Market Index, Transition, U.S. Equity Research, U.S. Large-Cap Core, and Virginia Tax-Free Bond Funds) Purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies);

The date of this supplement is June 30, 2026.

G79-041   6/30/26